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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                               FEBRUARY 26, 2002

                                   001-13836
                            (Commission File Number)

                            ------------------------

                            TYCO INTERNATIONAL LTD.

             (Exact name of registrant as specified in its charter)

            BERMUDA                               NOT APPLICABLE
(Jurisdiction of Incorporation)        (IRS Employer Identification Number)

  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits--The following exhibit is provided as part of the information furnished under Item 9 of this Report:

     99.1                   Letter from PricewaterhouseCoopers to John Fort, Audit
                            Committee Chairman, dated February 18, 2002

ITEM 9. REGULATION FD DISCLOSURE.

    On February 26, 2002, Tyco International Ltd. made available to the public the information furnished as a part of this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TYCO INTERNATIONAL LTD.

                                                       By:  /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                            Mark H. Swartz
                                                            Executive Vice President and
                                                            Chief Financial Officer
                                                            (Principal Accounting and Financial
                                                            Officer)

Dated: February 26, 2002

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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
        99.1            Letter from PricewaterhouseCoopers to John Fort, Audit
                        Committee Chairman, dated February 18, 2002

                                       4